SUN CAPITAL ADVISERS TRUST

Sun Capital Global Real Estate Fund

Supplement dated February 18, 2011

To the Initial Class and Service Class Prospectuses, each dated May 1, 2010

The Board of Trustees of Sun Capital Advisers Trust has approved, and has determined to recommend that shareholders approve, a proposal to appoint Massachusetts Financial Services Company (“MFS”) as subadviser to the Sun Capital Global Real Estate Fund (the “Fund”).  The proposal to appoint MFS is based on the recommendation of the Fund’s adviser, Sun Capital Advisers LLC (“Sun Capital”).  The Fund’s shareholders are expected to vote on the proposal at a shareholder meeting to be held on or about April 20, 2011.  If the proposal is approved by the Fund’s shareholders, it is expected to take effect on or about May 1, 2011.

There would be no change to Fund’s name, investment goal, investment strategy or advisory fee as a result of the proposal.  If the proposal is approved, Richard R. Gable, who currently serves as one of the Fund’s portfolio managers at Sun Capital, would continue to manage the Fund as an employee of MFS.

MFS and Sun Capital are affiliated in that both are indirect subsidiaries of Sun Life Financial, Inc., a diversified financial services organization.  However, MFS and Sun Capital operate independently of each other, including with regard to investment personnel and resources.

Disclosures reflecting these changes will be included in the prospectuses and the statement of additional information relating to this Fund’s Initial and Service Class shares dated May 1, 2011.